SUBORDINATION AGREEMENT
______________________________________________________________________________________

This Subordination Agreement is made as of December 10, 2013 by and among each of the undersigned creditors (individually, a “Creditor” and, collectively, the “Creditors”), Advanced Microsensors Corporation (“Borrower”), and Hercules Technology Growth Capital, Inc. (the “Lender”).

RECITALS

A.           Borrower has requested and/or obtained certain loans or other credit accommodations from Lender which are or may be from time to time secured by assets and property of Borrower pursuant to the terms of that certain Loan and Security Agreement dated May 8, 2013 by and between Borrower and Lender (the “Senior Loan Agreement”).

B.           Each Creditor has extended a $300,000 secured bridge loan to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time, pursuant to the terms and conditions of a certain Loan and Security Agreement dated December 10, 2013 (the “Junior Bridge Loan Agreement”).

C.           Each Creditor is willing to subordinate:  (i) all of Borrower’s indebtedness and obligations to such Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to Lender; and (ii) all of such Creditor’s security interests  in Borrower’s property to all of Lender’s security interests in the Borrower’s property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.           Each Creditor subordinates to Lender any security interest or lien that such Creditor may have in any property of Borrower.  Notwithstanding the respective dates of attachment or perfection of the security interest of a Creditor and the security interest of Lender, the security interest of Lender in the Collateral, as defined in the Senior Loan Agreement, shall at all times be prior to the security interest of such Creditor.  Capitalized terms not otherwise defined herein shall have the same meaning as in the Senior Loan Agreement.

2.           All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Lender now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any Bankruptcy, reorganization or similar proceeding, and all obligations under the Senior Loan Agreement (the “Senior Debt”).

3.           Each Creditor will not demand or receive from Borrower (and Borrower will not pay to such Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will such Creditor exercise any remedy with respect to the Collateral, nor will such Creditor commence, or cause to commence or prosecute any administrative, legal or equitable action against Borrower, for so long as any portion of the Senior Debt remains outstanding.

4.           Each Creditor shall promptly deliver to Lender in the form received (except for endorsement or assignment by such Creditor where required by Lender) for application to the Senior Debt any payment, distribution, security or proceeds received by such Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5.           In the event of Borrower’s insolvency, reorganization or any case or proceeding under any Bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Lender’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to any Creditor.

6.           For so long as any of the Senior Debt remains unpaid, each Creditor irrevocably appoints Lender as such Creditor’s attorney-in-fact, and grants to Lender a power of attorney with full power of substitution, in the name of such Creditor or in the name of Lender, for the use and benefit of Lender, without notice to such Creditor, to perform at Lender’s option the following acts in any Bankruptcy, insolvency or similar proceeding involving Borrower:

(i)           To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Lender elects, in its sole discretion, to file such claim or claims; and

(ii)           To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that Lender deems reasonably appropriate for the enforcement of its rights hereunder.

7.           Each Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement.  No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that such Creditor may have in any property of Borrower.  By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt.

8.           This Agreement shall remain effective for so long as the Lender has any obligation to make credit extensions to Borrower or Borrower owes any amounts to Lender under the Senior Loan Agreement or otherwise.  If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Lender for any reason (including, without limitation, the Bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and each Creditor shall immediately pay over to Lender all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder.  At any time and from time to time, without notice to Creditors, Lender may take such actions with respect to the Senior Debt as Lender, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person.  No such action or inaction shall impair or otherwise affect Lender’s rights hereunder.

9.           This Agreement shall bind any successors or assignees of a Creditor and shall benefit any successors or assigns of Lender.  This Agreement is solely for the benefit of each Creditor and Lender and not for the benefit of Borrower or any other party.  Each Creditor further agrees that if Borrower is in the process of refinancing a portion of the Senior Debt with a new lender, and if Lender makes a request of such Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

10.           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

11.           This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.  Jurisdiction shall lie in the State of California.  THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY

TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.  If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein shall be resolved by judicial reference pursuant to Code of Civil Procedure Section 638 et seq before a mutually acceptable referee or, if none is selected, then a referee chosen by the Presiding Judge of the California Superior Court for Santa Clara County, provided this provision shall not restrict any party from seeking to enforce any prejudgment remedies.

12.           This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments.  No Creditor is relying on any representations by Lender or Borrower in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower.  This Agreement may be amended only by written instrument signed by each Creditor and Lender.

13.           In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                               “Lender”

                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

                          By:

          Title:

           “Borrower”

        ADVANCED MICROSENSORS CORPORATION

        _____/s/__________________________________

         By:

          Title:

[Creditors Signature Pages Follow]

             “Creditors”

             Cedarview Opportunities Master Fund, L.P.

             By:/s/______________________________
                      Burton Weinstein

             /s/_________________________________
                William Lapp

              /s/_________________________________
               Chandrasekhar Polepalle

             /s/_________________________________
                Suseela Polepalle